UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

On March 12, 2025, D-Wave Quantum Inc. (“D-Wave”) announced a scientific breakthrough published in the esteemed journal Science, confirming that its annealing quantum computer outperformed one of the world’s most powerful classical supercomputers in solving complex magnetic materials simulation problems with relevance to materials discovery. The new landmark peer-reviewed paper, “Beyond-Classical Computation in Quantum Simulation,” validates this achievement as the world’s first and only demonstration of quantum computational supremacy on a useful problem.

An international collaboration of scientists led by D-Wave performed simulations of quantum dynamics in programmable spin glasses—computationally hard magnetic materials simulation problems with known applications to business and science—on both D-Wave’s Advantage2TM prototype annealing quantum computer and the Frontier supercomputer at the Department of Energy’s Oak Ridge National Laboratory. The work simulated the behavior of a suite of lattice structures and sizes across a variety of evolution times and delivered a multiplicity of important material properties. D-Wave’s quantum computer performed the most complex simulation in minutes and with a level of accuracy that would take nearly one million years using the supercomputer. In addition, it would require more than the world’s annual electricity consumption to solve this problem using the supercomputer, which is built with graphics processing unit (GPU) clusters.

According to D-Wave’s CEO, Dr. Alan Baratz, this demonstration of quantum computational supremacy on a useful problem is an industry first; all other claims of quantum systems outperforming classical computers have been disputed or involved random number generation of no practical value. He further states that this achievement shows, without question, that D-Wave’s annealing quantum computers are now capable of solving useful problems beyond the reach of the world’s most powerful supercomputers. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this report are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of D-Wave’s most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of D-Wave’s Quarterly Reports on Form 10-Q and in D-Wave’s other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this report in making an investment decision, which are based on information available to D-Wave on the date hereof. D-Wave undertakes no duty to update this information unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer